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                                                                   Exhibit 10.49

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                                                          INVESTMENT NUMBER 4905

                             SHAREHOLDERS AGREEMENT

                                      AMONG

                               PIONEER OMEGA, INC.

                                       AND

                           PIONEER FIRST RUSSIA, INC.

                                       AND

                       INTERNATIONAL FINANCE CORPORATION


                             DATED OCTOBER 16, 1996

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                                TABLE OF CONTENTS

ARTICLE OR
  SECTION                             ITEM                              PAGE NO.
----------                            ----                              --------

ARTICLE I .....................................................................2

DEFINITIONS ...................................................................2

    Section 1.01. Definitions .................................................2

ARTICLE II ....................................................................2

RETENTION OF SHARES ...........................................................2

    Section 2.01. Retention of Shares .........................................2
    Section 2.02. No Recognition ..............................................3

ARTICLE III ...................................................................3

COVENANTS OF PIONEER OMEGA ....................................................3

    Section 3.01. IFC Director ................................................3
    Section 3.02. IFC Approval ................................................3
    Section 3.03. Company Operations ..........................................4
    Section 3.04. Insurance, Auditors .........................................4
    Section 3.05. Reports .....................................................5

ARTICLE IV ....................................................................6

REPRESENTATIONS AND WARRANTIES ................................................6

    Section 4.01. Representations and Warranties ..............................6

ARTICLE V .....................................................................6

MISCELLANEOUS .................................................................6

    Section 5.01. Notices and Requests ........................................6
    Section 5.02. Governing Law ...............................................7
    Section 5.03. Successors and Assigns ......................................8
    Section 5.04. Counterparts ................................................8
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                             SHAREHOLDERS AGREEMENT

      AGREEMENT, dated October 16, 1996, among: PIONEER FIRST RUSSIA, INC., a corporation organized and existing under the laws of the State of Delaware, in the United States of America (the "Company");

             Address for communications:

             Mail:       c/o The Pioneer Group, Inc.
                         60 State Street
                         Boston, MA 02109
             Attn.:      General Counsel

             Facsimile:  (617) 422-4293

PIONEER OMEGA, INC., a corporation organized and existing under the laws of the State of Delaware, in the United States of America ("Pioneer Omega");

             Address for communications:

             Mail:       c/o The Pioneer Group, Inc.
                         60 State Street
                         Boston, MA 02109
             Attn.:      General Counsel

             Facsimile:  (617) 422-4293

and INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries ("IFC"),

             Address for communications:

             Mail:       1818 H Street NW
                         Washington, D.C. 20433
             Attn.:      Director, Europe Department

             Facsimile:  (202) 477-6391
                         (202) 477-8164
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      WHEREAS:

      (A) By a Subscription Agreement of even date herewith between the Company and IFC (the "Subscription Agreement"), IFC has agreed, subject to the terms and conditions set forth therein, to subscribe and pay for in full shares of the common stock of the Company (the "IFC Shares").

      (B) It is a condition of subscription and disbursement for the IFC Shares that the parties hereto have entered into this Agreement.

      (C) The Company and Pioneer Omega, in consideration of IFC entering the Subscription Agreement and to induce IFC to make the first subscription thereunder, have agreed to undertake the obligations herein contained.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Definitions.

      Wherever used in this Agreement, unless otherwise defined herein or unless the context otherwise requires, the terms defined in the Subscription Agreement have the same respective meanings whenever used in this Agreement.

                                   ARTICLE II

                               RETENTION OF SHARES

      Section 2.01. Retention of Shares.

      Pioneer Omega hereby undertakes that, so long as IFC remains a shareholder of the Company, unless IFC otherwise agrees, it shall not sell, transfer, assign, pledge or in any other manner dispose of, or encumber or permit any encumbrances to exist over, any of the Shares held by it from time to time, if such transfer would have the effect of reducing the Shares held by Pioneer Omega to less than fifty-one per cent (51%) of the outstanding Shares. Transfers of Shares

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between Pioneer Omega and other Subsidiaries of Pioneer will not be subject to the provisions of this Section 2.01, so long as the transferee has delivered to IFC a deed of ratification and accession under which the transferee undertakes to be bound by this Agreement as if it were an original party to this Agreement.

      Section 2.02. No Recognition.

      The Company agrees with IFC that, to the extent permitted by law, it will not recognize any purported sale, transfer, assignment, pledge, encumbrance or other disposition of Shares in violation of this Article II, and shall in any event notify IFC promptly upon receipt of any request to register or record any transfer of the Shares held by Pioneer Omega.

                                   ARTICLE III

                           COVENANTS OF PIONEER OMEGA

      Section 3.01. IFC Director.

      (a) The Board of Directors of the Company ("Board") shall initially consist of six (6) Directors. The Company agrees that until such time as IFC shall cease to be a shareholder of the Company, IFC shall be entitled to nominate one person to the Board and Pioneer Omega agrees to vote for the election of the person nominated by IFC as Director.

      (b) Pioneer Omega agrees to vote to remove the person nominated by IFC from the Board of Directors upon IFC's request.

      (c) In the event that that the person nominated by IFC shall cease for any reason to be a Director, IFC shall have the right to nominate a new Director, and Pioneer Omega agrees to vote to elect such person as Director.

      (d) IFC agrees to vote to remove any person nominated by Pioneer Omega from the Board of Directors at Pioneer Omega's request.

      Section 3.02. IFC Approval. Pioneer Omega shall procure that unless applicable law for the time being in force otherwise requires, the Board of Directors shall not pass resolutions concerning any of the following matters, unless at a meeting duly convened at which the appropriate quorum is present and the Director nominated by IFC votes in favor of such resolution:
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      (a) material changes to the Policy Statements of each of the Company,
KUIF, Pioneer Securities, Pioneer Services and First Voucher Bank, governing the activities and management of their respective operations;

      (b) material amendments of the management service contracts between Pioneer and each of the Company's Subsidiaries;

      (c) material amendments to the management agreement between First Voucher Fund and KUIF; and

      (d) changes to the dividend policy as set out in the Letter of Information.

      Section 3.03. Company Operations.

      Pioneer Omega shall procure:

      (a) that unless applicable law for the time being in force otherwise requires, the Company will at all times carry out the Project in accordance with the project description which is contained in the Letter of Information (subject to any modifications which IFC may agree) and in accordance with the Policy Statements adopted by the Board of Directors of the Company and the Board of Directors of the Subsidiaries;

      (b) that the proceeds of the first and second IFC subscriptions shall be applied exclusively to the Project; and

      (c) that IFC shall have the right to receive and comment on the proposed annual (and any interim) budgets prepared for the Company and any Subsidiary, and the Company and Pioneer Omega hereby agree to accept all reasonable requests by IFC for changes to any such budgets.

      Section 3.04. Insurance, Auditors.

      Pioneer Omega shall procure that the Company will at all times:

      (a) insure its properties and business with financially sound and reputable insurers against loss and damage in such manner and to the same extent as shall be no less than that generally accepted as customary in regard to property and business of like character including, without limitation to the generality of the
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foregoing, the risks and coverages enumerated in Annex A of the Subscription
Agreement; and

      (b) maintain at all times a firm of independent public accountants reasonably acceptable to IFC and authorize them to communicate directly with IFC.

      Section 3.05. Reports.

      (a) Pioneer Omega shall procure that the Company will:

            (i) prepare annual financial statements, reflecting truly and fairly the financial position and the results of operations in conformity with generally accepted accounting principles in the United States consistently applied and audited by the Company's auditors; and

            (ii) cause its auditors to prepare an annual management letter assessing the Company's compliance with the internal and external policies and contractual obligations and the adequacy of its appraisal, follow-up and internal control standards which will also assess the compliance of the Company and its subsidiaries with the risk management guidelines and financial policies contained in the Policy Statements. These documents will be made available to IFC within 120 days of the end of the relevant fiscal year.

      (b) Pioneer Omega shall procure that the Company will prepare quarterly operational reports, in a format acceptable to IFC, which shall contain appropriate narrative and statistical information on the business of the Company and a general review of market conditions which affect the Company. These reports will reflect truly and fairly the Company's financial position and results of the operations and will be prepared in conformity with generally accepted accounting principles in the United States. In addition, these quarterly reports will assess the compliance of the Company and its Subsidiaries with the risk management guidelines and financial policies contained in the Policy Statements. These reports will be made available to IFC within 60 days of the end of the relevant quarter.
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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      Section 4.01. Representations and Warranties.

      Each of the Company, Pioneer Omega and IFC represents and warrants that:

      (a) it has the corporate power to enter into this Agreement;

      (b) it has full power, authority and legal right to execute and deliver this Agreement, and to perform and observe the terms and provisions hereof applicable to it;

      (c) the execution and delivery of this Agreement and the performance of its terms have been duly authorized by all necessary actions on its part;

      (d) the execution and delivery of this Agreement and the performance of its obligations thereunder will not violate or exceed its powers, or contravene
(i) any provision of any applicable law, (ii) any provision of its Certificate of Incorporation or (iii) any provision of any mortgage, deed, contract or agreement to which it is a party, or which is binding upon it or any of its assets, except that IFC represents only that the execution, delivery and performance of this Agreement does not violate or exceed its powers or contravene any provision of its Articles of Agreement; and

      (e) all authorizations, consents, approvals and licenses required for the execution and delivery of this Agreement and its performance have been duly obtained or granted and are in full force and effect.

                                    ARTICLE V

                                  MISCELLANEOUS

      Section 5.01. Notices and Requests.

      Any notice, request or other communication to be given or made under this Agreement to IFC, Pioneer Omega or the Company shall be in writing and
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except as otherwise provided in this Agreement it shall be deemed to have been duly given or made when it shall be delivered by hand, mail (or airmail if sent to another country), or confirmed facsimile to the party to which it is required or permitted to be given or made at the relevant address for communications of such party which is specified at the opening of this Agreement or at such other address for communication as such party shall have designated by notice to the party giving or making such notice, request or other communication. Any communication to be delivered to any party under this Agreement which is sent by confirmed facsimile will constitute written legal evidence between the parties.

      Section 5.02. Governing Law.

      (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America.

      (b) The Company, Pioneer Omega and IFC, hereby irrevocably agree that any legal action, suit or proceeding arising out of or relating to this Agreement be brought in the courts of the State of New York or of the United States of America located in the State of New York. By the execution and delivery of this Agreement, the Company, Pioneer Omega and IFC each hereby irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding and the Company and Pioneer Omega designates, appoints and empowers CT Corporation as its authorized agent to receive for and on its behalf service of summons or other legal process in any such action, suit or proceeding in the State of New York. Final judgment against any party in any such action, suit or proceeding shall be conclusive. Nothing herein shall affect the right of IFC to commence legal proceedings or otherwise sue the Company or Pioneer Omega in any other appropriate jurisdiction or to serve process upon the Company or Pioneer Omega in any manner authorized by the laws of any such jurisdiction.

      (c) Each of the parties hereto further covenants and agrees that, for so long as it shall be bound by this Agreement, it shall maintain a duly appointed agent for the service of summons and other legal process in New York, New York, United States of America, for purposes of any legal action, suit or proceeding brought in respect of this Agreement and shall keep the other parties hereto advised of the identity and location of such agent. Each of the parties hereto further irrevocably consents, if for any reason there is no authorized agent for service of process in New York, to the service of process out of the said courts by mailing copies thereof by registered United States air mail, postage prepaid, to such party at its address specified herein; and in such a case the sender shall also send by confirmed facsimile, or shall undertake that there is also sent by confirmed facsimile, a copy of such process to the party being served.
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      (d) The mailing of process in any such action, suit or proceeding (and whether to a party or to its authorized agent) shall be deemed personal service and accepted by a party as such and shall be legal and binding upon a party for all the purposes of any such action, suit or proceeding.

      (e) In addition, each of the parties hereto, to the extent permitted by law, irrevocably waives any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of New York or in the United States District Court for the Southern District of New York and hereby further irrevocably waives any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      Section 5.03. Successors and Assigns.

      This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that, Pioneer Omega may not assign or otherwise transfer all or any part of their respective rights and obligations under this Agreement without the prior written consent of IFC except as provided in Section 2.01, and IFC may not assign or otherwise transfer all or any part of its rights or obligations under this Agreement without the prior written consent of Pioneer Omega.

      Section 5.04. Counterparts.

      This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.


                                    PIONEER OMEGA, INC.

                                    By /s/ John F. Cogan, Jr.
                                       -----------------------------------
                                       Name: John F. Cogan, Jr.
                                       Title: President
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                                     PIONEER FIRST RUSSIA, INC.

                                     By /s/ John F. Cogan, Jr.
                                        ----------------------------------
                                        Name: John F. Cogan, Jr.
                                        Title: President


                                     INTERNATIONAL FINANCE CORPORATION

                                     By /s/ Paul Hinchey
                                        ----------------------------------
                                        Name:  Paul Hinchey
                                        Title: Division Manager